Exhibit 10.2

THIRD AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Third Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of August 1, 2012 (the “Amendment Effective Date”).

RECITALS

A.            The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 2008, as amended by the First Amendment dated April 14, 2011 and the Second Amendment dated December 1, 2011 (as amended, the “Agreement”);

B.            Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.            The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.              Sample Product Distribution.  The parties agree that beginning in approximately October or November 2012, when requested by Company, ICS will distribute Sample Products under the terms of attached Exhibit J and Company shall pay ICS the Sample Fees identified on Revised Schedule B.  In addition, the parties agree that if the first month that the new services are provided is a partial month, then ICS will prorate the applicable fees for such services.

3.              No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Stephen W. McKinnon	By:	/s/ Jeffrey B. Hart

Name:	Stephen W. McKinnon	Name:	Jeffrey B. Hart

Title:	VP, Finance	Title:	VP, Commercial Analytics

SCHEDULE B

SUMMARY OF FEES

Assumptions:

•                  AMAG will ship to wholesalers, specialty distributors, large clinics and hospitals and specialty pharmacies

•                  852/867 Reporting included in Monthly Management Fee for ABC, McKesson and Cardinal.  Any additional reporting may require additional management and development fees

•                  Standard operation procedures will be followed for all processes.  If any custom work instructions are required, the fees listed may be impacted

Fee	Amount	Description

3PL Services

Monthly Management Fee

Customer Service Warehouse & Distribution Returns Management Finance Contract & Chargeback Management Information Technology & Reporting 852/867 Reporting — ABC, MCK, CAH	[***]/month

Address customer inquiries as AMAG

Manage Customer Relationship

Account Set Up

License Verification

Order Processing

Returns

Product Inquiries

Inventory pick, pack and ship from ICS distribution center

AMAG-Branded Packing Slips

Daily Cycle Counts

One Physical Inventory Count per annum

Inventory Management

Invoicing as AMAG

Establish Credit Limits

Process Returns

Call Triage

Accounts Receivable Management

Collections

Maintenance of government and non-government reports

Process chargeback requests from wholesalers

Debit memo processing

Reconciliation reporting

Maintenance of AMAG specific DataMart and web reporting tool

Maintenance of Crystal Enterprise for web reporting

Future upgrades to ICS’ software

Includes two licenses to Crystal Enterprise reporting tool

Dual Distribution/disaster recovery from Reno Facility	[***]	Management fee for dual distribution and/or disaster recovery from the Reno Facility

Customer Service Fees

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description

Order Processing Fee	[***]/order MANUAL [***]/order EDI

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

Electronic orders are those that are imported into the system automatically without manual intervention from customer service.

Customer Setup Fee	[***]/account	Assessed for every new account setup completed for an authorized AMAG customer. This includes license receipt and verification after initial launch setup.

Drop Shipment Surcharge	$[***]/order

Assessed in addition to Per Order fees outlined above, when drop shipments are requested.  Drop Shipments are defined as shipments that are shipped directly to an end customer of the wholesaler, and invoiced directly to the wholesaler.

Allocation Fee	[***]/week

Order allocations encompass any inbound orders to ICS that needs to have original conditions revised and/or altered (i.e. manual intervention) as opposed to allowing the order to automatically flow through the order process system.  An example of an allocation would be a backorder situation.

Rush Order	[***]/order	Orders that are received and processed between 3pm and 5pm Eastern Time, at the request of the AMAG.

Emergency Order	[***]/order

Emergency shipments are defined as any order received outside of scheduled working hours (currently M-F 8am to 5pm Eastern Time) requiring ICS staff to return to the ICS facility to process the order within the same day.

International Order	[***]/order	Fee applied in addition to any order processing fees.

Warehouse & Distribution Fees

Product Storage	[***]/pallet (ambient/marketing materials) [***]/pallet (premium ambient/marketing materials storage	Monthly fee for controlled room temperature pallet storage. Monthly fee for controlled room temperature pallet storage in Reno.

Order Processing Fees	[***]/order

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

	[***]/unit	This fee is in addition to the per order fee for each additional unit that is shipped in the order.

Hazardous Material Fee	[***]/order	Fee in addition to the per order fee for each order that requires hazardous shipping documentation.

Case Break Fee Bulk Shipment Fee	[***]/order [***]/case	Fee in addition to the per order fee for each order shipped at the vial/bottle level. Bulk shipments incur an additional surcharge per case.

Packing Supplies	[***]	Any packing materials that ICS must provide for the AMAG to ship Commercial and Non-Commercial Products.

Freight	[***]	ICS will share AmerisourceBergen Corporation (ABC) discounted rates with AMAG with a mark-up of 10%.

Finance

Invoice Processing	[***]/invoice	Fee for sending invoice (electronic or paper) to customer, collection efforts and cash posting.

Credit/Rebill Transactions	[***]/each	Any AMAG requested credit or rebill transactions keyed in the system.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description

Credit Verification Reports — Dun & Bradstreet	[***]/report	Any AMAG requested credit report. Dun & Bradstreet (D&B) typically tracks information for corporate customers.

Credit Verification Reports — Experian	[***]/report	Any AMAG requested credit report. Experian typically tracks information for individual customers such as physicians.

Returns Management

RGA Initiation	[***]/RGA	RGA: Returned Goods Authorization. Fee for processing return request from customer and sending the customer an RGA.

Return Processing	[***]/unit	Receipt of physical return at the distribution center. Fee includes itemizing contents of the return

Return Processing	[***]/line	Fee applied in addition to Return Processing fee for handling and counting additional lines.

Returns Storage	[***]/pallet	Monthly fee for controlled room temperature pallet storage.

Contract and Chargeback Management

Chargeback Processing — Manual	[***]/line

Each SKU is considered a line.  If customers cannot send information electronically, they will mail information for manual processing.  ICS and Customer must have copies of contracts in order to process chargebacks without manual intervention.

Chargeback Processing — Electronic	[***]/line	Each SKU is considered a line. Customers will typically send chargebacks electronically according to HDMA standards.

Information Technology and Reporting

Custom Reports	[***]/hour	Fee for reports created that are not part of the standard reports provided by ICS. Hourly report creation fees assessed for initial report creation but not thereafter for running the same report.

Custom Development Services	[***]/hour	Fee for customized processes developed at the request of AMAG. Hourly fees will be assessed and approved by AMAG before development work is to begin.

Additional Fees

Product Destruction	[***]	Destruction of product per AMAG’s request and instruction.

FedEx/UPS/Postage Expenses	[***]	Freight expenses for shipments of documents or any other shipments related to daily operations on behalf of AMAG.

Pre-Approved Assessorial Labor Charge - Warehouse	[***]/hour [***]/hour overtime

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — Office Staff	[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — QC, Management	[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

ICS Travel	Expenses plus employee time	This is for AMAG requested travel. AMAG must provide prior approval before travel takes place.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description

Samples Program

Monthly Management	[***]/month

Customer Service — Per Order	[***] EDI [***] Manual

Customer Service — Outbound phone call for sample compliance	[***] Manual

Customer Service — Acknowledgement of Content from UPS	[***] pass through fee from sample sure for AOC

Warehouse — Per Order	[***]

Warehouse — Per Unit	[***]

Storage	[***] Per Pallet

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT J

WAREHOUSING AND DISTRIBUTION OF SAMPLE PRODUCTS

The parties will perform the following Services on and after the program launch date during the Term of the Agreement:

1.              Sample Products.  “Sample Products” means Feraheme® (ferumoxytol) Injection, which is not intended to be sold and is labeled as such and is given to customers free of charge to promote sales.

2.              Storage and Shipment of Samples.  ICS will warehouse, inventory and distribute Samples and Free Goods consistent with standards for warehousing, inventory and distribution Services under Exhibit B.  ICS will distribute Samples by mail or common carrier.  ICS’s obligation to perform Services is conditioned on the Company’s performance of tasks as specified under Exhibit B.

3.              Recipients.  For purposes of sending Samples, the Company will, from time to time, provide ICS with a current and accurate list of recipients authorized to receive Sample Products (“Recipients”), including additions, corrections, and deletions.  At a minimum, the list will include the name and ship-to address of each Recipient.  ICS will adhere to its standard operating procedures for distribution of Sample Products to Recipients, as well as all Requirements of Law, including without limitation the PDMA, pertaining to distribution of samples to Recipients. ICS shall not ship Sample Products to any recipient unless authorized by Company.

4.                          Physician Recipients.  Prior to each delivery of Sample Product by ICS to a Physician Recipient, the Company will provide ICS with a completed sample request form in a form mutually agreed upon by the Parties, which must be signed by the physician making the request for Sample Products (the “Sample Request Form”).  The Sample Request Form will contain the following information:

4.1  The applicable state license or authorization number (or DEA number where a controlled substance is requested) for the physician authorized to receive Samples Products;

4.2  The name, address, professional title and signature of the physician making the request;

4.3  The proprietary or established name and strength of the Sample Product requested;

4.4  The amount of Sample Product requested;

4.5             The date of the request;

4.6             The full names of the Company and ICS; and

4.7  Any other information required by § 203.30 or other applicable law for the distribution of Sample Products to a physician.

4.8                   Pharmacy or Hospital Recipients.  Prior to each delivery of Sample Product by ICS to pharmacy or hospital Recipient, the Company will provide ICS with a completed Sample Request Form, which is signed by the physician making the request.  The Sample Request Form must contain all of the information listed in Sections 4.1-4.7 and must also include the name and address of the pharmacy or hospital to which the Sample Product will be delivered.

5.              Receipts for Sample Products.  Upon delivery of the Sample Product, ICS will obtain a receipt that contains the following information:

5.1                   Physician Recipient.  If the Recipient is a physician, the receipt will include at a minimum: (a) the signature of the physician or the physician’s authorized designee acknowledging delivery of the Sample Product; (b) the physician’s name, address, professional title; (c) the proprietary or established name and strength of the Sample Product; (d) the quantity of the Sample Product delivered; and (e) the date of delivery.

5.2                   Pharmacy or Hospital Recipients.  If the Recipient is a Pharmacy or Hospital, the receipt will include at a minimum: (a) the name and address of the licensed physician requesting the Sample Product; (b) the name and address of the pharmacy or hospital designated to receive the Sample Product; (c) the name, address, professional title and signature of the person acknowledging delivery of the Sample Product; (d) the proprietary or established name and strength of the Sample Product; (e) the quantity of the Sample Product requested; and (vi) the date of delivery.

6.       Reconciliation of Sample Product Requests and Receipts; Losses.  ICS will be responsible for reconciling sample requests, receipts and inventory of Sample Products as mutually agreed by the parties and consistent with all Requirements of Law.  ICS will report all discrepancies, thefts and losses involving Sample Products to the Company.  The Company will develop an appropriate definition for “Significant Loss,” and will be responsible for determining whether any discrepancy, theft or loss constitutes a Significant Loss.  If the Company in its discretion determines that a Significant Loss exists, the Company will notify the FDA of the loss consistent with PDMA requirements.

7.        Record Keeping Requirements.  The Company and ICS will create and maintain all applicable forms and records required by all Requirements of Law applicable to warehousing and distribution of Samples and Free Goods including PDMA, Rules and Controlled Substance Laws.  Before the distribution of any Samples or Free Goods, the Company and ICS will identify in a separate written procedure the specific forms and records each will maintain so that distribution of Samples and Free Goods will comply with all Requirements of Law.  The Company and ICS will permit the other, upon reasonable advance notice, to audit and inspect all such forms and records it creates or maintains in distributing Samples Products.  The Company and ICS will cooperate and assist with, and will provide the other with access to and copies of, such forms and records as may be useful in responding to, regulatory agency inspections or requests for such forms or records.